SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C.  20549

                         - - - - - - -


                           FORM 8-K

                        CURRENT REPORT
             PURSUANT TO SECTION 13 OR 15 (d) OF THE
                SECURITIES EXCHANGE ACT OF 1934

        Date of report
 (Date of earliest event reported):         February 25, 2004


                      Symbol Technologies, Inc.
--------------------------------------------------------------
     (Exact name of registrant as specified in its charter)


   Delaware                 1-9802             11-2308681
   --------                 ------             ----------
(State or other        (Commission File       (IRS Employer
Jurisdiction of            Number)         Identification No.)
Incorporation)


  One Symbol Plaza
  Holtsville, New York                                 11742
-------------------------------                     ----------
  (Address of principal                             (Zip Code)
    executive offices)


Registrant's telephone number, including
   area code:                                   (631) 738-2400


Former name or former address, if changed
    since last report:                          Not Applicable






ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

On February 25, 2004, Symbol Technologies, Inc. (the "Registrant") issued a Press Release announcing that it would file today with the Securities and Exchange Commission (the "SEC") its quarterly reports on Form 10Q for the first three quarters of fiscal year 2003 as well as an amended 2002 Annual Report on Form 10K/A. A copy of the Press Release is attached hereto as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

The following exhibits are included herein:

Exhibit 99.1   Press Release dated February 25, 2004
               "Symbol Technologies To File Today Quarterly
               Reports on Form 10Q For 2003's First Three
               Quarters and Amended 2002 Annual Report on
               Form 10K/A".

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

The Registrant is furnishing herewith its Press Release, dated February 25, 2004, announcing results for the nine month period ended September 30, 2003 and its intention to file its quarterly reports on Form 10Q for the first three quarters of 2003 and an amended 2002 Annual Report on Form 10K/A on February 25, 2004. The financial results reported in the Registrant's quarterly reports on Form 10Q are not materially different from the results initially reported for the nine month period ended September 30, 2003 with the exception of an additional provision of $72 million pretax ($54 million after tax or ($0.24) diluted EPS) recorded in 2003's first quarter in connection with the pending shareholder class action lawsuits and government investigations and supercede the results disclosed by the Registrant on October 8, 2003 and November 4, 2003 for the same period.

The Amended 2002 Annual Report on Form 10K/A records an other than temporary impairment in the Registrant's investment in Cisco Systems common stock in the third quarter ended September 30, 2001. This impairment was originally recorded in the second quarter ended June 30, 2002, and disclosed in the previously filed 2002 Annual Report on Form 10K, which the Registrant filed with the SEC on December 30, 2003.



The information in this Form 8K and the exhibit attached hereto shall not be deemed "filed" for purposes of Section
18 of the Securities Exchange Act of 1934 (the "Exchange
Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.


                         SIGNATURES

Pursuant to the requirements of the Exchange Act, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             SYMBOL TECHNOLOGIES, INC.




Date: February 26, 2004      By:  /s/ Mark T. Greenquist
                             Name:  Mark T. Greenquist
                             Title: Senior Vice President
                                    and Chief Financial
                                    Officer

































                          EXHIBIT INDEX

Exhibit        Description

Exhibit 99.1   Press Release dated February 25, 2004
               "Symbol Technologies To File Today Quarterly
               Reports on Form 10Q For 2003's First Three
               Quarters and Amended 2002 Annual Report on
               Form 10K/A".











                         EXHIBIT 99.1

              SYMBOL TECHNOLOGIES TO FILE TODAY
                    QUARTERLY REPORTS
          ON FORM 10Q FOR 2003's FIRST THREE QUARTERS
         AND AMENDED 2002 ANNUAL REPORT ON FORM 10K/A

HOLTSVILLE, N.Y. - February 25, 2004 - Symbol Technologies,
Inc. (NYSE:SBL) today announced that it would file today with the Securities and Exchange Commission its Quarterly
Reports on Form 10Q for the first three quarters of 2003 as well as an amended 2002 Annual Report Filed on Form 10K/A.
As a result of the filing of the quarterly reports, the Company will be current with its required regulatory filings.

Results for Nine-Month Period Ended September 30, 2003

     Overall, the results reported in the three 2003
Quarterly Reports on Form 10Q show no material difference from the financial results initially reported for the nine month period ended September 30, 2003, with the exception of an additional pretax provision of $72 million ($54 million after tax or ($0.24) diluted earnings per share) recorded in 2003's first quarter relating to the anticipated settlement of shareholder class action lawsuits and government investigations.

     In the nine month period ended September 30, 2003, revenue originally disclosed in news releases issued
October 8, 2003, and November 4, 2003, was $1.136 billion compared with actual recorded revenue of $1.137 billion. In the same period, originally disclosed gross margin was $483 million, or 42.5 percent, compared with actual recorded gross margin of $491.2 million, or 43.2 percent, a gain of $8.2 million, or 0.7 points.

     Operating expense in the nine month period ended
September 30, 2003, was $430 million as originally disclosed, with actual operating expense of $506 million primarily reflecting the $72 million pretax accrual taken in 2003's first quarter.

     During the nine month period, the Company originally disclosed net earnings of $39 million, or $0.17 per share.
Ultimately, in the period, the Company recorded a net loss of $12.9 million, or a loss of $0.06 diluted EPS, primarily due to the impact of the $72 million pretax charge recorded in 2003's first quarter.

     "The filing of our quarterly reports for 2003's initial nine months is bringing us current with our required regulatory filings and represents another key milestone for Symbol as we continue to work diligently to put matters of the past behind us. Other than the $72 million pretax provision related to more current information pertaining to the anticipated legal settlements, the Form 10Qs we are filing today represent no material change from our previously disclosed results for the nine month period and demonstrate continued improvement in the Company's internal controls and financial reporting processes," William Nuti, chief executive officer and president, said.

Amended 2002 Annual Report Filed on Form 10K/A

The Amended 2002 Annual Report Filed on Form 10K/A records an other than temporary impairment in the Company's investment in Cisco Systems common stock in the third quarter ended September 30, 2001. This impairment was originally recorded in the second quarter ended June 30, 2002, and disclosed in the previously filed 2002 Annual
Report Filed on Form 10K, which the Company filed with the SEC on December 30, 2003.

Subsequent to December 30, 2003, the Company, in consultation with the Company's external auditors, determined it was necessary to make this change. This change has no impact in either 2001 or 2002 on shareholders' equity, which was $888 million at December
31, 2002, and resulted in no change to the December 31, 2002, balance sheet, as the investment in Cisco common stock was marked to market at each balance sheet date either through equity, if the change was considered temporary, or earnings when it was considered other than temporary. The amount of this other than temporary pretax charge, due to the market value of Cisco stock at September
30, 2001, was $22.2 million.

Quarterly Teleconference Scheduled March 4, 2004

Symbol has scheduled a conference call and Web cast for 5 p.m. Thursday, March 4, 2004, at which time it will discuss unaudited results for the fourth quarter and full year ended December 31, 2003. Dial in details are available at the Company's Web site, www.symbol.com\investors.

About Symbol Technologies
Symbol Technologies, Inc., The Enterprise Mobility
Company(TM), delivers solutions that capture, move and manage information in real time, from the point of activity to the point of decision. Symbol solutions integrate advanced data capture technology, ruggedized mobile computers, wireless infrastructure, enabling software and high ROI applications from our business partners and Symbol
Enterprise Mobility Services. Symbol enterprise mobility solutions increase business productivity and velocity, reduce costs and realize competitive advantage for the world's leading retailers, transportation and logistics companies and manufacturers as well as government agencies and providers of healthcare, hospitality and security.
More information is available at www.symbol.com.

This news release may contain forward looking statements based on current expectations, forecasts and assumptions that involve risks and uncertainties that could cause actual outcomes and results to differ materially. These risks and uncertainties include price and product competition, dependence on new product development, reliance on major customers, customer demand for our products and services, control of costs and expenses, international growth, general industry and market conditions and growth rates and general domestic and international economic conditions including interest rate and currency exchange rate fluctuations. For a further list and description of such risks and uncertainties, see the reports filed by Symbol with the Securities and Exchange Commission. Symbol disclaims any intention or obligation to update or revise any forward looking statements, whether as a result of new information, future events or otherwise.

                          # # # #

For financial information:        For media information:
Nancy Tully                       Patricia Hall
Symbol Technologies, Inc.         Symbol Technologies, Inc.
631-738-5050                      631-738-5636